UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

FALCON’S BEYOND GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41833

92-0261853

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Park Center Drive

Orlando, FL 32835

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (407) 909-9350

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Class A common stock, par value $0.0001 per share	FBYD	The Nasdaq Stock Market LLC

Warrants exchangeable for 0.25 shares of Class A common stock on October 6, 2028	FBYDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

The information in this Current Report on Form 8-K (this “Report”) set forth under Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Fourth Amendment to Katmandu Ventures Loan Agreement

On April 16, 2025, the Falcon’s Beyond Global, Inc. (the “Company”), through Falcon’s Beyond Global, LLC (“Falcon’s OpCo”), entered into a fourth amendment to the Katmandu Ventures Loan Agreement (the “Fourth Amendment to Katmandu Ventures Loan Agreement”) with Katmandu Ventures, LLC (“Katmandu Ventures”), a greater than 10% shareholder of the Company, and FAST Sponsor II LLC (“FAST Sponsor”). The Fourth Amendment to Katmandu Ventures Loan Agreement amends the term loan agreement, dated March 28, 2024, as amended June 14, 2024, October 18, 2024, and November 27, 2024 between Falcon’s OpCo, Katmandu Ventures and FAST Sponsor (the “Katmandu Ventures Loan Agreement”).

The Fourth Amendment to Katmandu Ventures Loan Agreement removes the repayment schedule and extends the maturity date of the loan to the earlier of the date that is five days following the date upon which Falcon's OpCo receives a distribution of funds from Producciones De Parques, S.L. as a result of an asset sale transaction or May 16, 2025.

Fourth Amendment to Universal Kat Loan Agreement

On April 16, 2025, the Company, through Falcon’s OpCo, entered into a fourth amendment to the Universal Kat Loan Agreement (the “Fourth Amendment to Universal Kat Loan Agreement”) with FAST Sponsor. The Fourth Amendment to Universal Kat Loan Agreement amends the term loan agreement, dated March 22, 2024, as amended June 14, 2024, October 18, 2024, and November 27, 2024, between Falcon’s OpCo and FAST Sponsor (the “Universal Kat Loan Agreement”). The Fourth Amendment to Universal Kat Loan Agreement removes the repayment schedule and extends the maturity date of the loan to the earlier of the date that is five days following the date upon which Falcon’s OpCo receives a distribution of funds from Producciones De Parques, S.L. as result of an asset sale transaction or May 16, 2025.

The foregoing descriptions of the Fourth Amendment to Katmandu Ventures Loan Agreement and Fourth Amendment to Universal Kat Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the respective agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Fourth Amendment to Katmandu Loan Agreement, dated as of April 16, 2025, entered into by and among Falcon’s Beyond Global, LLC, Katmandu Ventures, LLC and FAST Sponsor II LLC.
10.2	Fourth Amendment to Universal Kat Loan Agreement, dated as of April 16, 2025, entered into by and among Falcon’s Beyond Global, LLC, Universal Kat Holdings, LLC and FAST Sponsor II LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2025	FALCON’S BEYOND GLOBAL, INC.

	By:	/s/ Bruce A. Brown
	Name:	Bruce A. Brown
	Title:	Chief Legal Officer and Corporate Secretary